Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income
Net realized gains (losses) on redemptions and sales of silver bullion (note 6)	$ (1,401)	$ (8,316)
Net change in unrealized gains (losses) on silver bullion (note 6)	850,600	(21,388)
Other income	634	486
	849,833	(29,218)
Expenses
Management fees (note 8)	22,284	18,216
Bullion storage fees	3,866	3,562
Sales tax	1,563	1,543
Legal fees	255	72
Unitholder reporting costs	243	250
Administrative fees	167	124
Listing and regulatory filing fees	127	465
Audit fees	96	79
Independent Review Committee fees	9	7
Net foreign exchange losses (gains)	5	(7)
Trustee fees	4	3
Custodial fees	3	3
	28,622	24,317
Net income (loss) and comprehensive income (loss)	$ 821,211	$ (53,535)
Weighted average number of Units	498,180,074	492,276,756
Increase (decrease) in total equity from operations per Unit	$ 1.65	$ (0.11)